LanzaTech Global, Inc. Announces First Quarter 2023 Financial Results Total revenues of $9.6 million for first quarter 2023, an increase of 23% over first quarter 2022, and consistent with 2023 revenue guidance Completed business combination with AMCI Acquisition Corp. II on February 8, 2023, raising $242 million of gross proceeds through the transaction Reaffirming full year 2023 revenue and adjusted EBITDA guidance Chicago, IL – LanzaTech Global, Inc. (Nasdaq: LNZA) (“LanzaTech” or the “Company”), a carbon recycling and leading Carbon Capture and Transformation (“CCT”) company, today reported its financial and operating results for the first quarter of 2023. In the first quarter, revenue totaled $9.6 million, an increase of 23% compared to $7.9 million in the first quarter of 2022. This strong revenue growth reflected continued growth across the business and was driven by increases in engineering and other services revenue in our biorefining business as well as by increases in our joint development and contract research work. Management Commentary “Successfully completing our go-public transaction was a tremendous accomplishment and strengthens LanzaTech’s market position as we accelerate growth and continue to execute on our mission to change the way the world handles carbon pollution,” said Jennifer Holmgren, Chairman and Chief Executive Officer of LanzaTech. “We believe our first quarter results demonstrate the acceleration of our CCT technology on a commercial basis and position us well to achieve our 2023 financial and operational projections as we continue to advance the current pipeline of projects as well as assess new opportunities with current and new partners. Operationally, we continue to progress the projects in our pipeline and expect three additional commercial scale facilities to begin operations this year. I am so proud of our achievements in the first quarter of this year and look forward to sharing further progress updates in the future.” Operational Highlights • Completed Business Combination: On February 8, 2023, LanzaTech completed its business combination transaction with AMCI Acquisition Corp. II, raising $242 million in gross proceeds over the course of the transaction, including $185 million from a common equity PIPE, $50 million from a SAFE investment from Brookfield Renewable (“Brookfield”), and $7 million from cash remaining in the SPAC trust, net of the Forward Purchase Agreement (“FPA”). Shares of LanzaTech Global, Inc. commenced trading on the Nasdaq under the new ticker symbol “LNZA” following closing. Prior to closing, LanzaTech entered into an FPA where the FPA counterparties purchased approximately $60 million worth of shares in the open market from holders who had previously elected to redeem their shares. This amount, incremental to the $242 million raised through the transaction, was prepaid by LanzaTech to the FPA counterparties upon closing, out of the funds held in the trust account. The FPA provides the potential for additional liquidity to LanzaTech of up to $60 million, if the FPA counterparties are able to sell the purchased shares above the redemption price in effect at closing. The FPA has been recorded as a derivative asset and a liability and is measured at fair value. Additional details of the FPA and its accounting treatment are found in the Company’s filing on Form 10-Q for the quarter ending March 31, 2023. • Continued Project Deployment Progress: Project pipeline advancements made over the course of the quarter with continued commissioning and progress toward the expected start-up of 3 additional commercial facilities in 2023. Focus continues on advancing more than 80 identified potential licensing projects in the Company’s pipeline through the various development stages and into operations. • Dynamic Leaders Driving Commercial Project Scale-Up: Dr. Steven Stanley, LanzaTech’s Chief Commercial Officer and Ms. Aura Cuellar, LanzaTech’s newly appointed EVP of Growth and Strategic Projects are expected to drive revenue growth across biorefining projects and lead commercial deployments of LanzaTech’s technology through the Company’s capital light business model. Dr. Stanley leads global commercial project licensing and Ms. Cuellar leads deployment of projects and capital in partnership with Brookfield. • Recent CarbonSmart™ Product Rollouts: Coty released a new Gucci fragrance that contains 100% carbon-captured ethanol. Separately, H&M Move partnered with LanzaTech to launch a capsule collection using ethanol produced through the Company’s process as the building block for polyester in their H&M Move collection. Adidas recently introduced collections such as the Melbourne Tennis Collection, Adizero Ubersonic 4, and Adidas by Stella McCartney swimwear all utilizing raw materials that started their life as industrial emissions before being captured and transformed by the LanzaTech process. Financial Results Total revenue during the first quarter of 2023 totaled $9.6 million, compared to $7.9 million during the same period of 2022, an increase of 23%. The increase reflects the advancement of the Company’s current pipeline of projects in various stages of development. Increases in revenue from engineering and other services as well as revenue from joint development agreements were the primary drivers of the year-on-year increase in revenue in the first quarter of 2023. Cost of revenues in the quarter increased to $7.8 million or 34% from $5.8 million in the first quarter of 2022, primarily as a result of an increase in the number of customer projects and a shift in sales mix with certain projects generating a higher cost of revenue due to the shifting nature of the development pipeline. Operating expenses were $34.4 million in the first quarter of 2023, an 86% increase from the prior corresponding period mainly as a result of higher SG&A expenses driven primarily from one-time expenses including external consulting fees and other expenses related to the business combination, as well as higher personnel costs as the Company scaled up non-R&D related functions. Net loss totaled $(63.3) million compared to net loss of $(16.8) million in the first quarter of 2022. Net loss was impacted by Other Expenses, net, which increased primarily as a result of the $(51.1) million non-cash accounting impacts of the FPA, partially offset by the non-cash $30.6 million change in fair value of the SAFE liability. Adjusted EBITDA loss during the first quarter of 2023 was $(27.6) million, compared to $(14.8) million for the prior corresponding period. The year over year increase in adjusted EBITDA loss is primarily due the result of higher net loss in the quarter stemming from one-time expenses associated with the closing of the business combination and increases in operating expenses associated with the scaling up of the business. Balance Sheet and Liquidity As of March 31, 2023, LanzaTech had $194.9 million in cash, cash equivalents, restricted cash, and investments in US Treasuries compared to the $83.7 million of cash and investments at the end of 2022. LanzaTech does not have any outstanding debt, other than the Brookfield SAFE and the Fixed Maturity Consideration, as described in the Company’s filing on Form 10-Q for the quarter ending March 31, 2023, which, for accounting purposes, is treated as a debt instrument and is classified as a liability on the Company’s condensed consolidated balance sheet as of March 31, 2023. The Company believes that the current liquidity resources will be sufficient for it to reach positive adjusted EBITDA by the end of 2024. 2023 Guidance All guidance is current as of the date of this release and is subject to change. LanzaTech reaffirms its previously communicated full-year 2023 financial outlook including total revenue of $80-$120 million as well as adjusted EBITDA loss guidance range of $(55)-$(65) million. Conference Call Information LanzaTech will host a conference call today, May 15, 2023, at 8:30 A.M. EDT to review the Company's financial results, discuss recent events and conduct a question-and-answer session. The conference call may be accessed via a live webcast on a listen-only basis at https://ir.lanzatech.com/news-events/events-presentations. To participate in the live teleconference: Domestic callers: 1-877-407-0789 International callers: 1-201-689-8562

Conference ID: 13737998 An archive of the webcast will be available shortly after the call on LanzaTech’s website at https://ir.lanzatech.com/ for twelve months following the call. About LanzaTech Global Inc. Headquartered in Skokie, IL, LanzaTech Global, Inc. (Nasdaq: LNZA) captures waste carbon and transforms it into materials such as sustainable fuels, fabrics, packaging, and other products. Using a variety of waste feedstocks, LanzaTech’s technology platform is contributing to a future where consumers are not dependent on virgin fossil feedstocks for everything in their daily lives. LanzaTech’s goal is to challenge and change the way the world uses carbon, enabling a new circular carbon economy where carbon is reused rather than wasted, skies and oceans are kept clean, and pollution becomes a thing of the past. For more information about LanzaTech visit https://lanzatech.com. Forward Looking Statements This press release includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of LanzaTech. These statements are based on the beliefs and assumptions of LanzaTech’s management. Although LanzaTech believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, LanzaTech cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward- looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. The forward-looking statements are based on projections prepared by, and are the responsibility of, LanzaTech’s management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside LanzaTech’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward- looking statements. New risk factors that may affect actual results or outcomes emerge from time to time and it is not possible to predict all such risk factors, nor can LanzaTech assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to LanzaTech or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. LanzaTech undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures To supplement our financial statements presented in accordance with US GAAP and to provide investors with additional information regarding our financial results, we have presented adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA is not based on any standardized methodology prescribed by US GAAP and is not necessarily comparable to similarly titled measures presented by other companies. We define adjusted EBITDA as our net loss, excluding the impact of depreciation and amortization, interest income (expense), income tax benefit (expense), gain on extinguishment of debt, stock-based compensation, change in fair value of warrant liability, change in fair value of SAFE liabilities, change in fair value of Forward Purchase Agreement derivative, transaction costs on issuance of Forward Purchase Agreement derivative, issuance of equity classified warrants, and loss/(gain) from equity method investees. We monitor and have presented in this prospectus adjusted EBITDA because it is a key measure used by our management and the Board to understand and evaluate our operating performance, to establish budgets, and to develop operational goals for managing our business. We believe adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of certain expenses that we include in net loss. Accordingly, we believe adjusted EBITDA provides useful information to investors, analysts, and others in understanding and evaluating our operating results and enhancing the overall understanding of our past performance and future prospects. Adjusted EBITDA is not prepared in accordance with US GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with US GAAP. There are a number of limitations related to the use of adjusted EBITDA rather than net loss, which is the most directly comparable financial measure calculated and presented in accordance with US GAAP. For example, adjusted EBITDA: (i) excludes stock-based compensation expense because it is a significant non-cash expense that is not directly related to our operating performance; (ii) excludes depreciation expense and, although this is a non-cash expense, the assets being depreciated and amortized may have to be replaced in the future; and (iii) does not reflect the cash requirements necessary to service interest on our debt, which affects the cash available to us; (iv) gain or losses on equity method investee; and (v) certain income or expense items that do not provide a comparable measure of our business performance. In addition, the expenses and other items that we exclude in our calculations of adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from adjusted EBITDA when they report their operating results. In addition, other companies may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. The Company does not provide a reconciliation of forward-looking non-GAAP financial measures to the most comparable U.S. GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty the ultimate outcome of pending litigation, unusual gains and losses, foreign currency exchange gains or losses and potential future asset impairments, as well as discrete taxable events, without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP results for the guidance period.

LANZATECH GLOBAL INC. CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands of U.S. dollars, except per share data) Period Ended March 31, 2023 December 31, 2022 Assets Current assets: Cash and cash equivalents $ 145,118 $ 83,045 Debt security investments 49,103 - Trade and other receivables, net of allowance 9,277 11,695 Contract assets 18,460 18,000 Other current assets 18,689 11,157 Total current assets 240,647 123,897 Property, plant and equipment, net 19,794 19,689 Right-of-use assets 6,437 6,969 Equity method investment 9,835 10,561 Equity security investment 14,990 14,990 Other non-current assets 300 750 Prepaid forward contract derivative 15,954 - Total assets $ 307,957 $ 176,856 Liabilities, Contingently Redeemable Preferred Stock, and Shareholders’ Deficit Current liabilities: Accounts payable $ 11,522 $ 7,455 Other accrued liabilities 4,143 4,502 AM SAFE liability - 28,986 Warrants 4,815 4,108 Contract liabilities 3,042 3,101 Accrued salaries and wages 4,644 7,031 Current lease liabilities 807 798 Total current liabilities 28,973 55,981 Non-current lease liabilities 5,939 6,615 Non-current contract liabilities 10,171 10,760 Fixed Maturity Consideration 6,967 - Brookfield SAFE liability 19,400 50,000 Other long-term liabilities 1,591 1,591 Total liabilities 73,041 124,947 Commitments and Contingencies (see note 15) Contingently Redeemable Preferred Stock Redeemable convertible preferred stock, $0.0001 par value; 20,000,000 and 130,133,670 shares authorized, — and 129,148,393 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively - 480,631 Shareholders’ Deficit Common stock, $0.0001 par value; 400,000,000 and 158,918,093 shares authorized, 195,451,596 and 10,422,051 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively 19 1

Additional paid-in capital 993,292 24,782 Accumulated other comprehensive income 2,691 2,740 Accumulated deficit (761,086) (456,245) Total shareholders’ equity (deficit) $ 234,916 $ (428,722) Total liabilities, contingently redeemable preferred stock, and shareholders' equity $ 307,957 $ 176,856 LANZATECH GLOBAL INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands of U.S. dollars, except per unit data) (Unaudited) Three Months Ended March 31, 2023 2022 Revenue: Revenue from contracts with customers - services $ 7,585 $ 6,463 Revenue from contracts with customers - tangible products - 740 Revenue from collaborative arrangements 1,088 - Revenue from related party transactions 973 654 Total revenue 9,646 7,857 Cost and operating expenses: Cost of revenue from contracts with customers - services (exclusive of depreciation shown below) (7,342) (5,196) Cost of revenue from contracts with customers - tangible products (exclusive of depreciation shown below) - (564) Cost of revenue from collaborative arrangements (exclusive of depreciation shown below) (407) - Cost of revenue from related party transactions (exclusive of depreciation shown below) (41) (69) Research and development expense (16,286) (12,361) Depreciation expense (1,257) (1,059) Selling, general and administrative expense (16,835) (5,078) Total cost and operating expenses (42,168) (24,327) Loss from operations (32,522) (16,470) Other expense: Interest income, net 214 - Other expense, net (30,396) (26) Total other expense, net (30,182) (26) Loss before income taxes (62,704) (16,496) Income tax expense Loss from equity method investees, net (608) (282)

Net loss $ (63,312) $ (16,778) Other comprehensive loss: Foreign currency translation adjustments (49) (28) Comprehensive loss $ (63,361) $ (16,806) Unpaid cumulative dividends on preferred stock (4,117) (9,523) Net loss allocated to common shareholders $ (67,429) $ (26,301) Net loss per common share - basic and diluted $ (0.58) $ (2.85) Weighted-average number of common shares outstanding - basic and diluted 116,530,963 9,219,499 LANZATECH GLOBAL INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands of U.S. dollars) (Unaudited) Three Months Ended March 31, 2023 2022 Cash Flows From Operating Activities: Net loss $ (63,312) $ (16,778) Adjustments to reconcile net loss to net cash used in operating activities: Share-based compensation expense 3,505 738 Gain on change in fair value of SAFE and warrant liabilities (26,083) (60) Loss on issuance of equity classified warrants 5,104 - Loss on change in fair value of the prepaid forward contract and the Fixed Maturity Consideration 51,109 - Provision for losses on trade and other receivables 800 - Depreciation of property, plant and equipment 1,257 1,059 Non-cash lease expense 532 438 Non-cash recognition of licensing revenue (553) (540) Loss from equity method investees, net 608 282 Net foreign exchange (gain) loss (171) 65 Changes in operating assets and liabilities: Accounts receivable, net 1,618 808 Contract assets (408) (4,792) Other assets (8,593) (1,807) Accounts payable and accrued salaries and wages 1,692 1,113 Contract liabilities (60) 299 Operating lease liabilities (667) (491) Other liabilities (188) 1,548 Net cash used in operating activities $ (33,810) $ (18,118) Cash Flows From Investing Activities: Purchase of property, plant and equipment (1,367) (1,891)

Purchase of debt securities (49,103) - Forward purchase option derivative purchase (60,096) - Net cash used in investing activities $ (110,566) $ (1,891) Cash Flows From Financing Activities: Proceeds from issue of equity instruments of the Company 746 7 Proceeds from the Business Combination and PIPE, net of transaction expenses (Note 3) 213,381 - Repurchase of equity instruments of the Company (7,650) - Net cash provided by financing activities $ 206,477 $ 7 Net increase (decrease) in cash, cash equivalents and restricted cash 62,101 (20,002) Cash, cash equivalents and restricted cash at beginning of period 83,710 128,732 Effects of currency translation on cash, cash equivalents and restricted cash (25) (103) Cash, cash equivalents and restricted cash at end of period $ 145,786 $ 108,627 Supplemental disclosure of non-cash investing and financing activities: Acquisition of property, plant and equipment under accounts payable 234 60 Reclassification of capitalized costs related to the business combination to equity 1,514 - Cashless conversion of warrants on preferred shares 5,890 - Recognition of public and private warrant liabilities in the Business Combination 4,624 - Reclassification of AM SAFE warrant to equity 1,800 - Conversion of AM SAFE liability into common stock 29,730 - Conversion of Legacy LanzaTech NZ, Inc. preferred stock and in-kind dividend into common stock 722,160 -

Reconciliation of GAAP Net income to Adjusted EBITDA For the Three Ended March 31, 2023 (In thousands of dollars) Three Months Ended March 31, (In thousands) 2023 2022 Net Loss $ (63,312) $ (16,778) Depreciation 1,257 1,059 Interest income (214) - Income tax expense - - Stock-based compensation expense and change in fair value of SAFE and warrant liabilities (1) (22,578) 678 Change in fair value of the prepaid forward contract derivative and Fixed Maturity Consideration 51,109 - Transaction costs on issuance of Forward Purchase Agreement 451 - Issuance of equity classified warrants 5,104 - Loss from equity method investees, net 608 282 Adjusted EBITDA $ (27,575) $ (14,759) (1) Stock-based compensation expense represents expense related to equity compensation plans # # # Contacts: Media Contact - LanzaTech Kit McDonnell Director of Communications kit.mcdonnell@lanzatech.com Investor Relations Contact - LanzaTech Omar El-Sharkawy VP, Corporate Development LanzatechIR@icrinc.com